UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report – May 13, 2015
(Date of earliest event reported)
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INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170/175 Lakeview Drive
Airside Business Park
Swords, Co. Dublin
Ireland
(Address of principal executive offices, including zip code)

(353)(0)18707400
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As previously announced, Ingersoll-Rand plc (the “Company”) is scheduled to give a presentation on Wednesday, May 13, 2015, at the Company's analyst investor meeting in Davidson, North Carolina. A real-time, listen-only webcast of the meeting will be broadcast live over the Internet. Individuals wishing to listen can access the meeting through the company’s website at www.ingersollrand.com. The financial portion of the presentation is furnished as Exhibit 99.1 to this report and incorporated herein by reference.
Item 9.01—Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Presentation, dated May 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PLC (Registrant)

Date:	May 13, 2015	/s/ Evan M. Turtz
Evan M. Turtz Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation, dated May 13, 2015.